UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2021 (March 23, 2021)

DISRUPTIVE ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40279	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 Century Park East, Suite 1700 Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 424-205-6858

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	DISA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DISAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	DISAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 26, 2021, Disruptive Acquisition Corporation I (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,666,667 warrants (the “Private Placement Warrants”) to Disruptive Acquisition Sponsor I, LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $250,000,000, composed of $245,000,000 of the proceeds from the IPO, including $8,750,000 of the underwriters’ deferred discount, and $5,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO or during any extension period, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete an initial business combination within 24 months from the closing of the IPO or any extension period or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-253971):

•	An Underwriting Agreement, dated March 23, 2021, between the Company and Credit Suisse Securities (USA) LLC as representative of the several underwriters.

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated March 23, 2021.

•	A Warrant Agreement, dated March 26, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated March 26, 2021, among the Company and its officers, directors and Disruptive Acquisition Sponsor I LLC.

•	An Investment Management Trust Agreement, dated March 26, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 26, 2021, between the Company and certain security holders.

•	An Administrative Services Agreement, dated March 26, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated March 23, 2021, between the Company and the Sponsor.

•	Indemnity Agreements, each dated March 23, 2021, between the Company and each of its executive officers and directors.

On March 23, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 23, 2021, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 26, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 26, 2021, among the Company and its officers and directors and Disruptive Acquisition Sponsor I, LLC.
10.2	Investment Management Trust Agreement, dated March 26, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 26, 2021, between the Company and certain security holders.
10.4	Administrative Services Agreement, dated March 26, 2021, between the Company and Disruptive Acquisition Sponsor I, LLC.
10.5	Private Placement Warrants Purchase Agreement, dated March 23, 2021, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated March 23, 2021, between the Company and Alexander J. Davis.
10.7	Indemnity Agreement, dated March 23, 2021, between the Company and Phillip C. Caputo.
10.8	Indemnity Agreement, dated March 23, 2021, between the Company and David M. Tarnowski.
10.9	Indemnity Agreement, dated March 23, 2021, between the Company and Mardy S. Fish.
10.10	Indemnity Agreement, dated March 23, 2021, between the Company and James R. Blake.
10.11	Indemnity Agreement, dated March 23, 2021, between the Company and Karen L. Finerman.
10.12	Indemnity Agreement, dated March 23, 2021, between the Company and Galen C. Smith.
99.1	Press Release, dated March 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2021

DISRUPTIVE ACQUISITION CORPORATION I

By:	/s/ Phillip C. Caputo
Phillip C. Caputo
Chief Financial Officer